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                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                         TO PROSPECTUS DATED MAY 1, 2000
                          AS REVISED NOVEMBER 30, 2000


The section of the Prospectus under the heading "Portfolio Managers" is revised by deleting the fourth and sixth paragraphs of that section and by inserting the following paragraph at the end of that section:

     "William J. Wolfenden, III is responsible for managing the RS MicroCap Growth Fund. He joined RS Investment Management in April 2001. Prior to that time, Mr. Wolfenden was employed at Dresdner RCM Global Investors since 1994, where he served most recently on the micro cap and small cap growth investment management teams. Previously, Mr. Wolfenden had spent four years in commercial banking for Westamerica Bank and The Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University."


                                                              April 3, 2001